UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2008

CHINA WIND SYSTEMS, INC.

(Exact name of registrant as specified in Charter)

Delaware	33-16335	74-2235008
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China

 (Address of Principal Executive Offices)

(86) 51083397559

 (Registrant’s Telephone number)

Copies to:
Asher S. Levitsky PC
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 981-6767
Fax: (212) 930 - 9725
E-mail: alevitsky@srff.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Judy Ye announced on March 28, 2008 that she is resigning from her position as Chief Financial Officer of China Wind Systems, Inc. (the “Company”), effective March 28, 2008.

On March 28, 2008, the Board of Directors (the “Board”) of the Company appointed Adam Wasserman, as the Company’s Chief Financial Officer, effective March 28, 2008. In addition to his role as CFO of China Wind Systems, Inc., Mr. Wasserman is the CEO of CFO Oncall, Inc., an accounting consulting firm, which he founded in 1999. Mr. Wasserman also serves as the CFO of Transax International Limited, since 2005, the CFO of Lotus Pharmaceuticals, Inc., since October 2006, and the CFO for Gold Horse International, Inc., since July 2007. From 1999 to 2005, Mr. Wassermann served as a CFO consultant and advisor to several companies involved in wholesale, technology, distribution, medical, retail, and services industry. From 1991 to 1999, Mr. Wasserman served as an audit manager, with Millward & Company, an accounting firm that was acquired by American Express Tax & Business Services, 1997. Prior to this, Mr. Wasserman worked as a senior auditor and staff accountant with Deloitte & Touche, LLP. Mr. Wasserman holds a BS from the State University of New York at Albany, and is a member of The American Institute of Certified Public Accountants (AICPA), as well as the treasurer and executive board member of the Gold Coast Venture Capital Association.

On March 28, 2008, the Board appointed Gerald Goldberg to the post of independent director to the Company’s Board, effective March 28, 2008. Mr. Goldberg is a chartered accountant and a senior partner at the accounting firm, Schwartz Levitsky Feldman, LLP, (SLF), Toronto, Canada, a member firm of a group which is ranked among the 10 largest accounting firms in Canada. Mr. Goldberg heads SLF’s audit division. He is also the president for SLF Capital Markets Inc. Prior to joining SLF, Mr. Goldberg served as a partner at the accounting firm, Grant Thornton, LLP, where he worked for over 10 years. Mr. Goldberg brings with him more than 30 years of experience in the accounting profession. Mr. Goldberg is the audit partner for a number of publicly-traded Chinese companies.

A copy of the press release announcing Mr. Wasserman’s appointment and Mr. Goldberg’s election is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 - Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2008	China Wind Systems, Inc.

By:	/s/ Adam Wasserman
Adam Wasserman
Chief Financial Officer

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release

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